                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  July 2, 2002
                ------------------------------------------------
                Date of report (Date of earliest event reported)


                             ACT Manufacturing, Inc.
      --------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


          Massachusetts                 0-25560               04-2777507
--------------------------------    ----------------      ------------------
(State or Other Jurisdiction of     (Commission File       (I.R.S. Employer
  Incorporation or Organization)        Number)           Identification No.)


                                  2 Cabot Road
                           Hudson, Massachusetts 01749
                    ----------------------------------------
                    (Address of Principal Executive Offices)

                                 (978) 567-4000
               --------------------------------------------------
               Registrant's telephone number, including area code

                         Exhibit Index Located on Page 4

Item 2. Acquisition or Disposition of Assets.

     As previously reported, ACT Manufacturing, Inc. (the "Company") and its U.S. subsidiaries (collectively, with the Company, the "Debtors") filed voluntary petitions for reorganization under Chapter 11 of the U.S. Bankruptcy Code on December 21, 2001. These filings were made in the United States Bankruptcy Court for the District of Massachusetts in Worcester, Massachusetts (the "Bankruptcy Court").

     On July 1 and July 2, 2002, the Debtors conducted an auction with respect to their domestic and foreign operations pursuant to procedures approved by the Bankruptcy Court. On July 2, 2002, at the conclusion of the auction process, the Bankruptcy Court approved the sale to Benchmark Electronics, Inc. ("Benchmark") of the Company's shares of its Thai subsidiary, ACT Manufacturing (Thailand) Public Company Limited, and its UK subsidiary, ACT Manufacturing Holdings UK Limited, for the aggregate purchase price of $45.2 million. The Company expects to close the sale of its Thai and UK subsidiaries to Benchmark before the end of July 2002, subject to the satisfaction of certain closing conditions.

     On July 2, 2002, the Bankruptcy Court also approved the sale of certain assets of the Debtors' domestic operations to Sun ACT Acquisition Corp. n/k/a ACT Technology, Inc. ("Sun"), an affiliate of Sun Capital Partners, Inc. The Company closed the sale of these domestic assets to Sun for an aggregate purchase price of approximately $6 million as of July 12, 2002.

     The Company anticipates that the proceeds of the Sun and Benchmark sale transactions will be used to pay the claims of creditors in accordance with the provisions of the Bankruptcy Code. The Company currently believes that the holders of its common stock will retain or recover no equity or other value as a result or upon the conclusion of the bankruptcy proceeding with respect to the Company's common stock.

     A joint press release issued by Benchmark and the Company dated July 2, 2002 is filed as Exhibit 99.1 to this report and incorporated herein by this reference. A joint press release issued by Sun Capital Partners, Inc. and the Company dated July 3, 2002 is filed as Exhibit 99.2 to this report and incorporated herein by this reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits.

Exhibit No.       Description
-----------       -----------

99.1           Joint press release issued by Benchmark and the Company dated
               July 2, 2002.

99.2 Joint press release issued by Sun Capital Partners, Inc. and the Company dated July 3, 2002.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ACT Manufacturing, Inc.


Date: July 16, 2002                       By:      /s/ Joseph S. Driscoll
                                                 ------------------------------
                                                 Joseph S. Driscoll
                                                 Executive Vice President and
                                                 Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

99.1           Joint press release issued by Benchmark and the Company dated
               July 2, 2002.

99.2 Joint press release issued by Sun Capital Partners, Inc. and the Company dated July 3, 2002.